Seller: ***MRIGlobal***

Buyer: ***Sollensys Corp***

Property Address: ***1470 TREELAND BLVD SE PALM BAY FL 32909***

This addendum is made part of the Contract concerning the property referenced above.

The Full execution date of this contract is April 27, 2021.

The end of the Dud Diligence Period is May 17, 2021

The Closing Date is on or before May 27, 2021

***MRIGlobal*** [redacted]

Date: 4/27/21 Seller: [redacted]

/s/ Martin Nevsuemal CFO

Date: ______________ Seller: ______________

***Sollensys Corp***

Date: 04/27/21 Buyer: [redacted]

/s/ Donald M. Beavers CEO

Date: ______________ Buyer: ______________